UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K/A

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  January 26, 2010

CAMCO FINANCIAL CORPORATION
(Exact name of registrant as specified in its charter)

DELAWARE	0-25196	51-0110823
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer I.D. No.)

814 Wheeling Avenue, Cambridge, Ohio  43725
(Address of principal executive offices)  (Zip Code)

Registrant's telephone number, including area code: (740) 435-2020

6901 Glenn Highway, Cambridge, Ohio  43725
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 5 - Corporate Governance and Management

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

The Form 8-K filed on February 1, 2010 by Camco Financial Corporation included incorrect information regarding the pre-tax earnings corporate goal for Mr. Caldwell.  Mr. Caldwell’s pre-tax earnings are the same as Messrs.Huston, Brooks and Ms. Tipton.  The corrected pre-tax earnings for Mr. Caldwell are listed below:

Corporate Goal	Threshold	Target	Maximum	Weighting
Pre-Tax Earnings	$ 940,000	$ 1,040,000	$ 1,140,000	10%

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

CAMCO FINANCIAL CORPORATION

By:      /s/ James E. Brooks
James E. Brooks
 Chief Financial Officer

Date:  February 5, 2010